UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 29, 2014
(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2014 Annual Incentive Compensation Program

On January 29, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Capstead Mortgage Corporation (the “Company”) adopted the 2014 Annual Incentive Compensation Program applicable to its executive officers (the “2014 Program”).  The 2014 Program is similar to the 2013 Annual Incentive Compensation Plan adopted by the Committee in 2013 after an extensive review of the Company’s pay practices and programs undertaken by the Committee, together with its outside independent compensation consultant, Pay Governance.  The 2014 Program continues to provide specific metrics against which the Company’s performance is to be measured, including relative economic return, relative operating efficiency and individual objectives for each of the executive officers; however, an absolute economic return metric was added in the 2014 Program.  Payouts under the 2014 Program will continue to be determined formulaically, defining target and maximum payout percentages based on multiples of base salary, thereby limiting the maximum annual incentive payout for each of the Company’s executive officers.

The 2014 Program is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein.  This summary does not purport to be complete and is qualified in its entirety by reference to the actual 2014 Program filed as Exhibit 10.1 with this Form 8-K.

2014 Long Term Award Criteria

On January 29, 2014, the Committee also noted that a correction is necessary related to the 2014 Long-Term Award Criteria and the related Performance Unit Agreement, each filed with the SEC on December 24, 2013.  The Committee intended that, under the 2014 Long-Term Award Criteria, the executive officers would be entitled to receive all dividends and any other distributions declared from the date of grant through the end of the performance period, rather than from January 1, 2014, if and to the extent that the performance metrics are satisfied and the performance units are ultimately convertible into common stock.  The corrected Long-Term Award Criteria is filed with this Form 8-K as Exhibit 10.2 and is incorporated by reference herein, and the corrected form of Performance Unit Agreement is filed with this Form 8-K as Exhibit 10.3.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Bylaw Amendment

On January 29, 2014, the Board of Directors of the Company amended the bylaws of the Company to change the latest date on which an annual meeting of its stockholders can occur from May 15 to July 15 of each year.

The Amended and Restated Bylaws are filed with this Form 8-K as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

3.1*	Amended and Restated Bylaws
10.1*	2014 Annual Incentive Compensation Program
10.2*	2014 Long-Term Award Criteria, as corrected
10.3*	Form of Performance Unit Agreement, as corrected

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

February 3, 2014	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Executive Vice President, Chief Financial
Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1*	Amended and Restated Bylaws
10.1*	2014 Annual Incentive Compensation Program
10.2*	2014 Long-Term Award Criteria, as corrected
10.3*	Form of Performance Unit Agreement, as corrected

*Filed herewith